UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2021

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Woodward, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-8408	36-1984010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1081 Woodward Way

Fort Collins, Colorado 80524

(Address of Principal Executive Offices) (Zip Code)

(970) 482-5811

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001455	WWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2021, Woodward, Inc. (the “Company”) announced that Robert F. Weber, Jr., Vice Chairman and Chief Financial Officer, 67, has announced his intention to retire from the Company. He will retire from his role as Chief Financial Officer and an officer of the Company effective September 30, 2021, the last day of the Company’s current fiscal year. Mr. Weber will then serve as Special Advisor to Thomas A. Gendron, Chairman and Chief Executive Officer for an interim period. Mr. Weber will continue to receive his current base salary and will participate in our incentive compensation plans on the same basis while serving as Special Advisor.

The Company also announced that as part of the Company’s robust succession planning, Woodward Senior Vice President Finance and Corporate Controller, Mark D. Hartman, 47, will be appointed as Chief Financial Officer effective October 1, 2021. In the interim, Mr. Hartman will continue in his current role.

Mr. Hartman has extensive experience in business-critical financial strategy, operational risk management, and complex business transactions, as well as proven financial acumen and institutional knowledge of Woodward’s businesses.

Mr. Hartman has served as Senior Vice President Finance and Corporate Controller since November 2019. Prior to his current role, he was Senior Vice President Finance, Global Operations from May 2019 to November 2019, Vice President Finance and Corporate Controller from 2015 to 2019, and Corporate Controller from 2007 to 2015. Before joining Woodward, Mr. Hartman held roles of increasing responsibility at Advanced Energy Industries from 2002 to 2007, notably serving as interim CFO for the company. Mr. Hartman holds a Master of Business Administration from the Kellogg School of Management at Northwestern University and received his bachelor’s degree in Accounting from Western Michigan University. He is also a licensed Certified Public Accountant.

The compensation arrangements for Mr. Hartman in his role as Chief Financial Officer have not yet been determined.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits:
99.1 Press Release of Woodward, Inc. dated April 28, 2021
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward, Inc.

Dated: April 28, 2021	By:	/s/ A. Christopher Fawzy
A. Christopher Fawzy
Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer